Exhibit 99.2

CAREY WATERMARK INVESTORS 2 INCORPORATED

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Our pro forma condensed consolidated balance sheet as of September 30, 2016 has been prepared as if the significant transaction during the fourth quarter of 2016 (noted herein) had occurred as of September 30, 2016. Our pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016 and the year ended December 31, 2015 have been prepared based on our historical financial statements as if the significant transaction and related financing during the first quarter of 2016 had occurred on July 14, 2015, the opening date of that hotel, and as if the significant transactions and related financings during the year ended December 31, 2015 and the second, third and fourth quarters of 2016 had occurred on January 1, 2015. Pro forma adjustments are intended to reflect what the effect would have been on amounts that have been recorded in our historical consolidated statement of operations had we held our ownership interest as of July 14, 2015 for the significant transaction during the first quarter of 2016 and as of January 1, 2015 for the significant transactions during the year ended December 31, 2015 and the second, third and fourth quarters of 2016. In our opinion, all adjustments necessary to reflect the effects of these investments have been made.

The pro forma condensed consolidated financial information for the nine months ended September 30, 2016 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2016. The pro forma condensed consolidated financial information for the year ended December 31, 2015 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2015. The pro forma information is not necessarily indicative of our financial condition had the significant transaction during the fourth quarter of 2016 occurred on September 30, 2016, or results of operations had the significant transaction during the first quarter of 2016 occurred on July 14, 2015 and the significant transactions during the year ended December 31, 2015 and the second, third and fourth quarters of 2016 occurred on January 1, 2015, nor are they necessarily indicative of our financial position or results of operations of future periods. In addition, the provisional accounting is preliminary and therefore subject to change. Any such changes could have a material effect on the pro forma condensed consolidated financial information.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
September 30, 2016
(in thousands)

	CWI 2 Historical	Ritz-Carlton San Francisco		Pro Forma
Assets
Investments in real estate:
Hotels, at cost	$990,839	$279,036	A	$1,269,875
Accumulated depreciation	(20,140)	—		(20,140)
Net investments in hotels	970,699	279,036		1,249,735
Equity investments in real estate	35,743	—		35,743
Cash	64,492	(272,207)	A	72,759
		143,000	A
		(7,715)	A
		(183)	A
		(2,129)	A
		(10,000)	A
		157,501	B
Restricted cash	28,833	2,129	A	40,962
		10,000	A
Accounts receivable	12,768	3,053	A	15,821
Other assets	11,891	1,025	A	12,916
Total assets	$1,124,426	$303,510		$1,427,936

Liabilities and Equity
Liabilities:
Non-recourse and limited-recourse debt, net	$571,637	$143,000	A	$714,454
		(183)	A
Due to related parties and affiliates	11,307	—		11,307
Accounts payable, accrued expenses and other liabilities	45,134	10,907	A	56,041
Distributions payable	6,314	—		6,314
Total liabilities	634,392	153,724		788,116
Commitments and contingencies

Equity:
CWI 2 stockholders’ equity:
Preferred stock	—	—		—
Class A common stock	21	15	B	36
Class T common stock	34	—		34
Additional paid-in capital	495,881	157,486	B	653,367
Distributions and accumulated losses	(41,563)	(7,715)	A	(49,278)
Accumulated other comprehensive loss	(1,199)	—		(1,199)
Total CWI 2 stockholders’ equity	453,174	149,786		602,960
Noncontrolling interests	36,860	—		36,860
Total equity	490,034	149,786		639,820
Total liabilities and equity	$1,124,426	$303,510		$1,427,936

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Nine Months Ended September 30, 2016
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical	Other 2016 Acquisitions		Ritz-Carlton San Francisco		Weighted Average Shares		Pro Forma
Hotel Revenues
Rooms	$79,545	$37,249	C	$37,622	C			$154,416
Food and beverage	33,571	12,645	C	14,111	C			60,327
Other operating revenue	9,060	2,065	C	2,456	C			13,581
Total Hotel Revenues	122,176	51,959		54,189				228,324
Operating Expenses
Hotel Expenses
Rooms	14,970	8,252	D	12,340	D			35,562
Food and beverage	20,877	9,020	D	13,605	D			43,502
Other hotel operating expenses	3,925	180	D	1,284	D			5,389
Sales and marketing	11,368	4,473	D	3,144	D			18,985
General and administrative	9,439	4,533	D	4,217	D			18,189
Property taxes, insurance, rent and other	5,599	3,225	D	3,766	D			12,590
Repairs and maintenance	3,639	1,607	D	1,788	D			7,034
Utilities	3,556	1,257	D	709	D			5,522
Management fees	4,415	1,554	D	2,625	D			8,594
Depreciation and amortization	14,781	5,761	D	4,452	D			24,994
Total Hotel Expenses	92,569	39,862		47,930				180,361
Other Operating Expenses
Acquisition-related expenses	18,936	(16,049)	E	—				2,887
Corporate general and administrative expenses	3,616	—		—				3,616
Asset management fees to affiliate and other expenses	3,300	1,121	F	1,166	F			5,587
Total Other Operating Expenses (Income)	25,852	(14,928)		1,166				12,090
Operating Income	3,755	27,025		5,093				35,873
Other Income and (Expenses)
Interest expense	(11,468)	(4,474)	G	(4,944)	G			(20,886)
Equity in earnings of equity method investment in real estate	2,324	—		—				2,324
Other income and (expenses)	28	—		—				28
	(9,116)	(4,474)		(4,944)				(18,534)
(Loss) Income from Operations Before Income Taxes	(5,361)	22,551		149				17,339
Provision for income taxes	(2,149)	(733)	I	(727)	I			(3,609)
Net (Loss) Income	(7,510)	21,818		(578)				13,730
Income attributable to noncontrolling interest	(3,156)	—		—				(3,156)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(10,666)	$21,818		$(578)				$10,574

Class A Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(4,110)							$6,678
Basic and diluted weighted-average shares outstanding	17,489,897					27,112,431	K	44,602,328
Basic and Diluted Net (Loss) Income Per Share	$(0.23)							$0.15

Class T Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(6,556)							$3,896
Basic and diluted weighted-average shares outstanding	27,167,264					—		27,167,264
Basic and Diluted Net (Loss) Income Per Share	$(0.24)							$0.14

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
For the Year Ended December 31, 2015
(in thousands, except share and per share amounts)

		Pro Forma Adjustments (Including Pre-Acquisition Historical Amounts)
	CWI 2 Historical	2015 Acquisitions		Other 2016 Acquisitions		Ritz-Carlton San Francisco		Weighted Average Shares		Pro Forma
Hotel Revenues
Rooms	$27,524	$28,052	C	$69,689	C	$42,288	C			$167,553
Food and beverage	15,321	11,452	C	24,304	C	21,103	C			72,180
Other operating revenue	6,240	3,506	C	3,675	C	3,073	C			16,494
Total Hotel Revenues	49,085	43,010		97,668		66,464				256,227
Operating Expenses
Hotel Expenses
Rooms	5,812	5,243	D	16,687	D	14,912	D			42,654
Food and beverage	10,220	6,256	D	18,052	D	19,439	D			53,967
Other hotel operating expenses	3,044	1,445	D	1,260	D	1,439	D			7,188
Sales and marketing	4,423	4,589	D	9,035	D	3,804	D			21,851
General and administrative	3,817	2,937	D	8,399	D	5,486	D			20,639
Property taxes, insurance, rent and other	2,495	2,009	D	6,558	D	4,003	D			15,065
Repairs and maintenance	2,144	1,263	D	3,353	D	3,096	D			9,856
Utilities	2,145	1,345	D	2,700	D	944	D			7,134
Management fees	1,975	1,214	D	2,870	D	3,098	D			9,157
Depreciation and amortization	5,975	5,462	D	13,697	D	5,936	D			31,070
Total Hotel Expenses	42,050	31,763		82,611		62,157				218,581
Other Operating Expenses
Acquisition-related expenses	13,133	(12,709)	E	(404)	E	—				20
Corporate general and administrative expenses	2,302	—		—		—				2,302
Asset management fees to affiliate and other expenses	1,152	1,199	F	2,461	F	1,554	F			6,366
Total Other Operating Expenses	16,587	(11,510)		2,057		1,554				8,688
Operating (Loss) Income	(9,552)	22,757		13,000		2,753				28,958
Other Income and (Expenses)
Interest expense	(4,368)	(4,533)	G	(9,906)	G	(6,591)	G			(25,398)
Equity in earnings of equity method investment in real estate	1,846	926	H	—		—				2,772
Other income and (expenses)	83	—		—		—				83
	(2,439)	(3,607)		(9,906)		(6,591)				(22,543)
(Loss) Income from Operations Before Income Taxes	(11,991)	19,150		3,094		(3,838)				6,415
Provision for income taxes	(72)	(566)	I	(1,352)	I	(892)	I			(2,882)
Net (Loss) Income	(12,063)	18,584		1,742		(4,730)				3,533
Income attributable to noncontrolling interest	(471)	(703)	J	—		—				(1,174)
Net (Loss) Income Attributable to CWI 2 Stockholders	$(12,534)	$17,881		$1,742		$(4,730)				$2,359

Class A Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(5,328)									$2,196
Basic and diluted weighted-average shares outstanding	2,447,082							42,058,134	K	44,505,216
Basic and Diluted Net (Loss) Income Per Share	$(2.18)									$0.05

Class T Common Stock
Net (loss) income attributable to CWI 2 Stockholders	$(7,206)									$163
Basic and diluted weighted-average shares outstanding	3,309,508							—		3,309,508
Basic and Diluted Net (Loss) Income Per Share	$(2.18)									$0.05

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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CAREY WATERMARK INVESTORS 2 INCORPORATED

NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1. Basis of Presentation

The pro forma condensed consolidated balance sheet as of September 30, 2016 and the pro forma condensed consolidated statement of operations for the nine months ended September 30, 2016 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the nine months ended September 30, 2016. The pro forma condensed consolidated statement of operations for the year ended December 31, 2015 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015.

Note 2. Historical Acquisitions

2015 Acquisitions

On April 1, 2015, May 1, 2015 and November 4, 2015, we acquired controlling interests in three hotels: Marriott Sawgrass Golf Resort & Spa, Courtyard Nashville Downtown and Embassy Suites by Hilton Denver-Downtown/Convention Center, respectively. Additionally, on May 29, 2015, we acquired a noncontrolling interest in a joint venture that owns the Ritz-Carlton Key Biscayne hotel, which we account for under the equity method of accounting (collectively, our "2015 Acquisitions").

All of the transactions noted above are reflected in our historical consolidated statement of operations for the year ended December 31, 2015 from their respective dates of acquisition through December 31, 2015 and fully reflected in our historical consolidated statement of operations for the nine months ended September 30, 2016. We made pro forma adjustments (Note 3, adjustments C through K) to reflect the impact on our results of operations had all of these acquisitions been made on January 1, 2015.

Other 2016 Acquisitions

On January 22, 2016, June 28, 2016, July 13, 2016 and July 21, 2016, we acquired controlling interests in the Seattle Marriott Bellevue, the Le Méridien Arlington, the San Jose Marriott and the San Diego Marriott La Jolla, respectively (collectively, our "Other 2016 Acquisitions").

All of the transactions noted above are reflected in our historical consolidated balance sheet at September 30, 2016 and, therefore, no pro forma adjustments to our historical consolidated balance sheet as of September 30, 2016 were required. In addition, all of the transactions noted above are reflected in our historical consolidated statement of operations for the nine months ended September 30, 2016 from their respective dates of acquisition through September 30, 2016. We made pro forma adjustments (Note 3, adjustments C through K) to reflect the impact on our results of operations had the acquisitions of the Le Méridien Arlington, the San Jose Marriott and the San Diego Marriott La Jolla been made on January 1, 2015 as all of these hotels were operational on that date and the acquisition of the Seattle Marriott Bellevue had been made on July 14, 2015, the opening date of the hotel.

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Notes to Pro Forma Condensed Consolidated Financial Statements

Note 3. Pro Forma Adjustments

A. Investment

Ritz-Carlton San Francisco

On December 30, 2016, we acquired a 100% interest in the Ritz-Carlton San Francisco from RC SF Owner LLC, an unaffiliated third party, and acquired real estate and other hotel assets, net of assumed liabilities totaling $272.2 million, as detailed in the table that follows. At closing, we funded, in a restricted cash account, a $10.0 million NOI guarantee reserve, which guarantees minimum predetermined NOI amounts to us over a period of approximately two years. Any remaining funds at the end of the two year period will be remitted back to the seller and will be treated as an increase to the purchase price. The 336-room, full-service hotel is located in San Francisco, California. The hotel continues to be managed by Marriott International, Inc.

The acquisition of the Ritz-Carlton San Francisco was financed, in part, by a $210.0 million loan from a subsidiary of W. P. Carey Inc., which is the ultimate parent of CWI 2's advisor and holds an indirect interest in CWI 2, at a rate of the London Interbank Offered Rate plus 1.1% and a maturity date of December 29, 2017. In January 2017, we obtained a non-recourse mortgage loan on the property of $143.0 million with a fixed interest rate of 4.6% and a term of 5 years and used the proceeds to repay a portion of the loan from W. P. Carey Inc. We recognized $0.2 million of deferred financing costs related to the mortgage loan. For purposes of these pro forma condensed consolidated financial statements, we assumed that the $143.0 million mortgage loan was obtained at acquisition and, therefore, the short-term loan from W. P. Carey Inc. was not required.

In connection with this acquisition, we expensed acquisition costs of $7.7 million, including acquisition fees of $7.2 million paid to our advisor, which are reflected as a charge to Distributions and accumulated losses in the pro forma condensed consolidated balance sheet as of September 30, 2016. We placed $1.5 million into lender-held escrow accounts in connection with general repair and maintenance of the hotel and $0.6 million for property tax.

The following table presents a preliminary summary of assets acquired and liabilities assumed in this business combination, at the date of acquisition (in thousands):

Ritz-Carlton San Francisco
Acquisition consideration
Cash consideration	$272,207
Assets acquired at fair value:
Building	$170,370
Land	98,606
Furniture, fixtures and equipment	10,060
Accounts receivable	3,053
Other assets	1,025
Liabilities assumed at fair value:
Accounts payable, accrued expenses and other	(10,907)
Net assets acquired at fair value	$272,207

B. Fundraising

At September 30, 2016, we did not have sufficient cash on hand to acquire and commence operations of the Ritz-Carlton San Francisco; therefore, for pro forma purposes, we assumed we would have used offering proceeds of $157.5 million through the issuance of 15.3 million Class A shares to complete the transaction and maintain adequate working capital. We have reflected the cash proceeds as pro forma adjustments to our historical condensed consolidated balance sheet at September 30, 2016.

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Notes to Pro Forma Condensed Consolidated Financial Statements

C. Hotel Revenue

Pro forma adjustments for hotel revenue are derived from the historical financial statements of our investments. The following pro forma adjustments for the nine months ended September 30, 2016 and the year ended December 31, 2015 represent the hotel revenues that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Nine Months Ended September 30, 2016
	Other 2016 Acquisitions	Ritz-Carlton San Francisco
Rooms	$37,249	$37,622
Food and beverage	12,645	14,111
Other hotel income	2,065	2,456
	$51,959	$54,189

	Pre-Acquisition Historical
	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	Ritz-Carlton San Francisco
Rooms	$28,052	$69,689	$42,288
Food and beverage	11,452	24,304	21,103
Other hotel income	3,506	3,675	3,073
	$43,010	$97,668	$66,464

D. Hotel Expenses

Pro forma adjustments for hotel expenses are derived from the historical financial statements of our investments except for those related to sales and marketing, property tax, insurance, rent and other, management fees and depreciation and amortization, as illustrated below. The following pro forma adjustments for the nine months ended September 30, 2016 and the year ended December 31, 2015 represent the hotel expenses that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Pre-Acquisition Historical
	Nine Months Ended September 30, 2016
	Other 2016 Acquisitions	Ritz-Carlton San Francisco
Rooms	$8,252	$12,340
Food and beverage	9,020	13,605
Other hotel operating expenses	180	1,284
General and administrative	4,533	4,217
Repairs and maintenance	1,607	1,788
Utilities	1,257	709
	$24,849	$33,943

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Notes to Pro Forma Condensed Consolidated Financial Statements

	Pre-Acquisition Historical
	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	Ritz-Carlton San Francisco
Rooms	$5,243	$16,687	$14,912
Food and beverage	6,256	18,052	19,439
Other hotel operating expenses	1,445	1,260	1,439
General and administrative	2,937	8,399	5,486
Repairs and maintenance	1,263	3,353	3,096
Utilities	1,345	2,700	944
	$18,489	$50,451	$45,316

Adjusted Hotel Expenses

Pro forma adjustments for sales and marketing and management fees reflect expenses resulting from franchise and management agreements, respectively, entered into upon acquisition, when applicable. Pro forma adjustments for property tax, insurance, rent and other expenses reflect additional expenses resulting from supplemental property taxes, when applicable. Pro forma adjustments for depreciation and amortization reflect depreciation and amortization of the acquired assets at fair value on a straight-line basis using the estimated useful lives of the properties (limited to 40 years for buildings and ranging generally from four years up to the remaining life of the building at the time of addition for building improvements), site improvements (generally four to 15 years) and furniture, fixtures and equipment (generally one to 12 years). The following pro forma adjustments for the nine months ended September 30, 2016 and the year ended December 31, 2015 represent the hotel expenses that would have been incurred in addition to those presented in our historical financial statements, when applicable (in thousands):

	Nine Months Ended September 30, 2016
	Other 2016 Acquisitions	Ritz-Carlton San Francisco
Sales and marketing - pre-acquisition historical	$3,746	$3,144
Sales and marketing - pro forma adjustments	727	—
Sales and marketing - pro forma results	$4,473	$3,144

Property tax, insurance, rent and other - pre-acquisition historical	$2,499	$2,429
Property tax, insurance, rent and other - pro forma adjustments	726	1,337
Property tax, insurance, rent and other - pro forma results	$3,225	$3,766

Management fees - pre-acquisition historical	$1,545	$2,625
Management fees - pro forma adjustments	9	—
Management fees - pro forma results	$1,554	$2,625

Depreciation and amortization - pre-acquisition historical	$6,060	$2,799
Depreciation and amortization - pro forma adjustments	(299)	1,653
Depreciation and amortization - pro forma results	$5,761	$4,452

8

Notes to Pro Forma Condensed Consolidated Financial Statements

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	Ritz-Carlton San Francisco
Sales and marketing - pre-acquisition historical	$4,589	$8,785	$3,804
Sales and marketing - pro forma adjustments	—	250	—
Sales and marketing - pro forma results	$4,589	$9,035	$3,804

Property tax, insurance, rent and other - pre-acquisition historical	$2,009	$5,219	$2,221
Property tax, insurance, rent and other - pro forma adjustments	—	1,339	1,782
Property tax, insurance, rent and other - pro forma results	$2,009	$6,558	$4,003

Management fees - pre-acquisition historical	$1,410	$2,850	$3,098
Management fees - pro forma adjustments	(196)	20	—
Management fees - pro forma results	$1,214	$2,870	$3,098

Depreciation and amortization - pre-acquisition historical	$5,382	$12,100	$4,084
Depreciation and amortization - pro forma adjustments	80	1,597	1,852
Depreciation and amortization - pro forma results	$5,462	$13,697	$5,936

E. Acquisition-Related Expenses

Acquisition costs of $16.0 million related to Other 2016 Acquisitions, which are non-recurring in nature, are reflected in our historical consolidated statement of operations for the nine months ended September 31, 2016. For the year ended December 31, 2015, acquisition costs of $12.7 million and $0.4 million related to 2015 Acquisitions and Other 2016 Acquisitions, respectively, are reflected in our historical consolidated statement of operations. We have reflected pro forma adjustments to exclude these non-recurring charges from our pro forma condensed consolidated statement of operations.

F. Asset Management Fees

We pay our advisor an annual asset management fee equal to 0.55% of the aggregate average market value of our investments. Pro forma adjustments for such fees are reflected in the accompanying pro forma condensed consolidated statement of operations in order to reflect what the fee would have been had the acquisition of the Seattle Marriott Bellevue occurred on July 14, 2015 and our 2015 Acquisitions and the acquisition of the Le Méridien Arlington, the San Jose Marriott, the San Diego Marriott La Jolla and the Ritz-Carlton San Francisco occurred on January 1, 2015. The following pro forma adjustments for the nine months ended September 30, 2016 and year ended December 31, 2015 represent incremental asset management fees that would have been incurred in addition to asset management fees presented in our historical financial statements (in thousands):

	Nine Months Ended September 30, 2016
	Other 2016 Acquisitions	Ritz-Carlton San Francisco

Asset management fee expense - pre-acquisition historical	$132	$133
Asset management fee expense - pro forma adjustments	989	1,033
Asset management fee expense - pro forma results	$1,121	$1,166

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	Ritz-Carlton San Francisco

Asset management fee expense - pre-acquisition historical	$—	$275	$140
Asset management fee expense - pro forma adjustments	1,199	2,186	1,414
Asset management fee expense - pro forma results	$1,199	$2,461	$1,554

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Notes to Pro Forma Condensed Consolidated Financial Statements

G. Interest Expense

The following pro forma adjustments for the nine months ended September 30, 2016 and year ended December 31, 2015 represent the incremental interest expense that would have been incurred in addition to the amounts presented in our historical financial statements (in thousands):

	Nine Months Ended September 30, 2016
	Other 2016 Acquisitions	Ritz-Carlton San Francisco
Interest expense - pre-acquisition historical	$2,811	$2,368
Interest expense - pro forma adjustments	1,663	2,576
Interest expense - pro forma results	$4,474	$4,944

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	Ritz-Carlton San Francisco
Interest expense - pre-acquisition historical	$3,349	$5,896	$4,774
Interest expense - pro forma adjustments	1,184	4,010	1,817
Interest expense - pro forma results	$4,533	$9,906	$6,591

H. Equity in Earnings of Equity Method Investment in Real Estate

Under the conventional approach of accounting for equity method investments, an investor applies its percentage ownership interest to the venture’s net income to determine the investor’s share of the earnings or losses of the venture. This approach is inappropriate to use if the venture’s capital structure gives different rights and priorities to its investors. We have a priority return on our equity method investment. Therefore, we follow the hypothetical liquidation at book value method in determining our share of the venture’s earnings or losses for the reporting period as this method better reflects our claim on the venture’s book value at the end of each reporting period. Earnings for our equity method investment are recognized in accordance with the investment agreement and, where applicable, based upon the allocation of the investment’s net assets at book value as if the investment was hypothetically liquidated at the end of each reporting period.

Based upon the hypothetical liquidation at book value method, our adjustment to pro forma equity in earnings would have been $0.9 million for the year ended December 31, 2015.

I. Provision for Income Taxes

We have reflected pro forma adjustments related to our investments based upon an estimated effective tax rate, which takes into account the fact that certain activities are taxable and other activities are pass-through items for income tax purposes. The following pro forma adjustments for the nine months ended September 30, 2016 and year ended December 31, 2015 reflect the incremental income tax provisions that would have been incurred, based on the new entity structure, in addition to the amounts presented in the historical financial statements, if any (in thousands):

	Nine Months Ended September 30, 2016
	Other 2016 Acquisitions	Ritz-Carlton San Francisco
Provision for income taxes - pre-acquisition historical	$—	$—
Provision for income taxes - pro forma adjustments	733	727
Provision for income taxes - pro forma results	$733	$727

	Year Ended December 31, 2015
	2015 Acquisitions	Other 2016 Acquisitions	Ritz-Carlton San Francisco
Provision for income taxes - pre-acquisition historical	$—	$—	$—
Provision for income taxes - pro forma adjustments	566	1,352	892
Provision for income taxes - pro forma results	$566	$1,352	$892

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Notes to Pro Forma Condensed Consolidated Financial Statements

J. Income Attributable to Noncontrolling Interest

The pro forma adjustment to income attributable to noncontrolling interest related to Carey Watermark Investors Incorporated's ownership interest in the Marriott Sawgrass Golf Resort & Spa was $0.7 million for the year ended December 31, 2015.

K. Weighted Average Shares

The pro forma weighted average shares outstanding were determined as if the number of shares required to raise the funds for the acquisition of the Seattle Marriott Bellevue in these pro forma condensed consolidated financial statements were issued on July 14, 2015 and any shares needed for our 2015 Acquisitions and the acquisitions of the Le Méridien Arlington, the San Jose Marriott, the San Diego Marriott La Jolla and the Ritz-Carlton San Francisco included in these pro forma condensed consolidated financial statements were issued on January 1, 2015.

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